UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 26, 2007

VERSANT CORPORATION
(Exact name of Registrant as Specified in its Charter)

California	000-28540	94-3079392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6539 Dumbarton Circle
Fremont California 94555
(Address of Principal Executive Offices, including Zip Code)

(510) 789-1500
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03.                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 26, 2007, Versant Corporation’s Board of Directors amended Section 8.2 (regarding Certificates for Shares) and Section 8.3 (regarding Lost Certificates) of Versant’s Bylaws in order to enable Versant to comply with Nasdaq Stock Market Marketplace Rule 4350(l) (the “Direct Registration Rule”).  The Direct Registration Rule requires Nasdaq-listed securities (such as Versant’s common stock) to be eligible for a direct registration program operated by a clearing agency registered under Section 17A of the Exchange Act on and after January 1, 2008.  A direct registration program is a system for book-entry ownership of stock or other securities, in which shares are owned, recorded and transferred electronically without issuance of a physical share certificate.  Because Versant’s Bylaws previously required that each Versant shareholder was entitled to a physical share certificate, Versant’s Board of Directors determined that, in order for Versant to be able to comply with the Direct Registration Rule, it was necessary and appropriate to amend Versant’s Bylaws to provide Versant the authority to have uncertificated shares.

Consequently, on February 26, 2007 the Board amended, effective as of such date, Section 8.2 of the Bylaws to (i) provide that Versant’s Board of Directors, by resolution, may provide that some or all of any or all of classes or series of Versant’s stock may be represented by uncertificated shares, and such a resolution would not apply to shares represented by a certificate until it is surrendered.  The bylaw amendment continues to permit shareholders to obtain a physical stock certificate upon request.  The amendment to Section 8.2 of the Bylaws also allows Versant not to provide certain annual statements typically required to be made to holders of uncertificated shares in a direct registration program who elect to have their shares represented by physical stock certificates.   Section 8.3 of the Bylaws was amended to make a small technical change to conform to the amended Section 8.2.

The foregoing description is qualified in its entirety by the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.01 to this report, and which are incorporated by reference into this description.

Item 9.01                       Financial Statements and Exhibits

(d)                 Exhibits.

Exhibit 3.01            Amended and Restated Bylaws of Versant Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSANT CORPORATION

Date: March 2, 2007	By:	/s/ Jerry Wong
Jerry Wong, Chief Financial Officer

EXHIBIT INDEX

Exhibit 3.01            Amended and Restated Bylaws of Versant Corporation